Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 4 TO SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION CREDIT AGREEMENT

AMENDMENT No. 4, dated as of November 24, 2015 (this “Amendment”), to that certain Superpriority Secured Debtor-In-Possession Credit Agreement dated as of August 6, 2015 (as previously amended by Amendment Nos. 1, 2 and 3 thereto, the “Existing Credit Agreement” and, as so amended hereby, the “Credit Agreement”) among, inter alios, ALPHA NATURAL RESOURCES, INC., a Delaware corporation and a debtor and debtor-in-possession in the Cases (the “Borrower”), the SUBSIDIARY GUARANTORS party thereto from time to time, each a debtor and debtor-in-possession in the Cases, the LENDERS party thereto from time to time, the ISSUING BANKS party thereto from time to time and CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement (or the Existing Credit Agreement, if context so requires). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Each reference to the “Credit Agreement” or “thereunder”, “thereof” or “therein” in respect of the Existing Credit Agreement, and each other similar reference, contained in any other Loan Document shall, after this Amendment becomes effective, similarly refer to the Credit Agreement as amended hereby.
(b)    As used in this Amendment, the following term shall have the meaning specified below:
“Amendment No. 3” shall mean that certain Waiver and Amendment No. 3 to Superpriority Secured Debtor-in-Possession Credit Agreement dated as of November 2, 2015, in respect of the Existing Credit Agreement.
SECTION 2. Amendments to the Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended to add the following defined term in appropriate alphabetical order:

“Backstop L/C Replacement” shall have the meaning assigned to such term in the definition of “Term L/C Cap”.
“PSA” shall have the meaning assigned to such term in Section 5.17(c).
(b)    Section 1.01 of the Existing Credit Agreement is hereby amended to delete the defined term “Restructuring Support Agreement”.
(c)    The definition of “New Term L/C Conditions” in Section 1.01 of the Existing Credit Agreement is hereby amended to insert the words “(and each Lender agrees that any such objection must be made by such Lender acting in a reasonable manner)” immediately following the words “objecting to the issuance of such Term Facility Letter of Credit”.
(d)    The definition of “Term L/C Cap” in Section 1.01 of the Existing Credit Agreement is hereby amended to insert the words “(a “Backstop L/C Replacement”)” immediately prior to the “.” at the end thereof.
(e)    Section 2.04(b)(iii)(C) of the Existing Credit Agreement is hereby amended to delete and replace the words “Permitted Term L/C Cap Increase” with the words “Backstop L/C Replacement”.
(f)    Section 2.05(b) of the Existing Credit Agreement is hereby amended to delete and replace the words “Permitted Term L/C Cap Increase” with the words “Backstop L/C Replacement”.
(g)    Notwithstanding any provision of Amendment No. 3 (including Section 2(j)(iii) thereof), clause (c) of Section 5.17 of the Existing Credit Agreement is hereby amended and restated, in its entirety, as follows:
“No later than January 22, 2016, enter into a plan structure agreement (the “PSA”) with Lenders constituting the Required Lenders (and potentially other stakeholders), which PSA shall be based on the Agreed Business Plan and be in form and substance acceptable to the Required Lenders acting in a commercially reasonable manner (it being understood that withholding consent to a PSA on the basis of a determination of encumbered and unencumbered assets inconsistent with any order of the Bankruptcy Court shall be commercially unreasonable), and which PSA shall also (i) outline a construct for a Chapter 11 plan for the Debtors, including a waterfall analysis demonstrating distributions under such Chapter 11 plan to each class of claims according to their relative priority under the Bankruptcy Code, (ii) identify property that was encumbered as of the Petition Date and property that was unencumbered as of the Petition Date, and include a discussion of the Debtors’ approach to the valuation of such property; (iii) set forth a timeline for filing a

Chapter 11 plan and related disclosure statement with the Bankruptcy Court and for seeking Bankruptcy Court approval thereof; provided, however, that the failure to meet any such deadlines that may be set forth in the PSA shall not constitute an Event of Default hereunder absent further approval of the Bankruptcy Court; and (iv) outline a process for implementing one or more agreed restructuring alternatives for the Debtors in a manner reasonably acceptable to the Required Lenders and the Debtors (for the avoidance of doubt, including a timeline for implementation of each strategic restructuring alternative). To facilitate the achievement of this milestone and by January 22, 2016, the Debtors shall populate a data room, and prepare related materials, to permit existing stakeholders and/or new third party potential investors to assess potential investments in the Debtors or other restructuring transaction for the Debtors.”

SECTION 3. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 5. Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
SECTION 6. Loan Document. This Amendment shall constitute a Loan Document.
SECTION 7. Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions shall have been satisfied:
(a)    the Administrative Agent shall have received from each of the Borrower, the Guarantors and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
(b)    the amendments contained in Section 2(a), (b), (j), (k), (l) and (m) of Amendment No. 3, as modified hereby, shall have become effective in accordance with the terms of Amendment No. 3.

SECTION 8. Certain Other Consequences of Effectiveness. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the other Loan Parties, any Guarantor, or any other party under the Existing Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ALPHA NATURAL RESOURCES, INC., as the Borrower
BY: /s/ Philip J. Cavatoni
NAME: Philip J. Cavatoni
TITLE: Executive Vice President & Chief Financial and Strategy Officer

GUARANTORS:

ALPHA AMERICAN COAL COMPANY, LLC
THUNDER MINING COMPANY II, INC.
ALEX ENERGY, INC.
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA APPALACHIA HOLDINGS, INC.
ALPHA APPALACHIA SERVICES, INC.
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC
ALPHA COAL WEST, INC.
ALPHA EUROPEAN SALES, INC.
ALPHA INDIA, LLC
ALPHA LAND AND RESERVES, LLC
ALPHA MIDWEST HOLDING COMPANY
ALPHA NATURAL RESOURCES, LLC
ALPHA NATURAL RESOURCES INTERNATIONAL, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC
ALPHA PA COAL TERMINAL, LLC
ALPHA SHIPPING AND CHARTERING, LLC
ALPHA SUB EIGHT, LLC
ALPHA SUB ELEVEN, INC.
ALPHA SUB NINE, LLC
ALPHA SUB ONE, LLC
ALPHA SUB TEN, INC.
ALPHA SUB TWO, LLC
ALPHA TERMINAL COMPANY, LLC
ALPHA WYOMING LAND COMPANY, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, LLC
AMFIRE MINING COMPANY, LLC

[Signature Page to Amendment No. 4]

APPALACHIA COAL SALES COMPANY, INC.
APPALACHIA HOLDING COMPANY
ARACOMA COAL COMPANY, INC.
AXIOM EXCAVATING AND GRADING SERVICES, LLC
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARBARA HOLDINGS INC.
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BIG BEAR MINING COMPANY
BLACK CASTLE MINING COMPANY, INC.
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.
BOONE EAST DEVELOPMENT CO.
BROOKS RUN MINING COMPANY, LLC
COAL GAS RECOVERY II, LLC (
PENNSYLVANIA LAND RESOURCES, LLC
BROOKS RUN SOUTH MINING, LLC
BUCHANAN ENERGY COMPANY, LLC
CASTLE GATE HOLDING COMPANY
CLEAR FORK COAL COMPANY
CRYSTAL FUELS COMPANY
CUMBERLAND COAL RESOURCES, LP (By: Pennsylvania Services Corporation, as general partner)
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DELTA MINE HOLDING COMPANY
DFDSTE CORP.
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
DRIH CORPORATION
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
EMERALD COAL RESOURCES, LP (By: Pennsylvania Services Corporation, as general partner)
ENTERPRISE MINING COMPANY, LLC
ESPERANZA COAL CO., LLC
FOUNDATION MINING, LLC
FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC

[Signature Page to Amendment No. 4]

FREEPORT RESOURCES COMPANY, LLC
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
HARLAN RECLAMATION SERVICES LLC
HERNDON PROCESSING COMPANY, LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JAY CREEK HOLDING, LLC
KANAWHA ENERGY COMPANY
KEPLER PROCESSING COMPANY, LLC
KINGSTON MINING, INC.
KINGWOOD MINING COMPANY, LLC
KNOX CREEK COAL CORPORATION
LAUREN LAND COMPANY
LAXARE, INC.
LITWAR PROCESSING COMPANY, LLC
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAPLE MEADOW MINING COMPANY
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MAXXIM REBUILD CO., LLC
MAXXIM SHARED SERVICES, LLC
MAXXUM CARBON RESOURCES, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC
MILL BRANCH COAL CORPORATION
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NEWEAGLE INDUSTRIES, INC.
NICEWONDER CONTRACTING, INC.
NORTH FORK COAL CORPORATION
OMAR MINING COMPANY
PARAMONT COAL COMPANY VIRGINIA, LLC
PAYNTER BRANCH MINING, INC.
PEERLESS EAGLE COAL CO.
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA LAND RESOURCES HOLDING COMPANY, LLC
PENNSYLVANIA SERVICES CORPORATION
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY

[Signature Page to Amendment No. 4]

PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
PIONEER FUEL CORPORATION
PLATEAU MINING CORPORATION
POWER MOUNTAIN COAL COMPANY
PREMIUM ENERGY, LLC
RAWL SALES & PROCESSING CO.
REPUBLIC ENERGY, INC.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
RIVER PROCESSING CORPORATION
RIVERSIDE ENERGY COMPANY, LLC
RIVERTON COAL PRODUCTION INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
ROCKSPRING DEVELOPMENT, INC.
ROSTRAVER ENERGY COMPANY
RUM CREEK COAL SALES, INC.
RUSSELL FORK COAL COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHANNON-POCAHONTAS MINING COMPANY
SIDNEY COAL COMPANY, INC.
SPARTAN MINING COMPANY
STIRRAT COAL COMPANY
SYCAMORE FUELS, INC.
T. C. H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TRACE CREEK COAL COMPANY
TWIN STAR MINING, INC.
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY
WYOMAC COAL COMPANY, INC., each as a Guarantor

[Signature Page to Amendment No. 4]

Executing this Agreement as an authorized officer of each of the foregoing persons on behalf of and so as to bind the persons named above under the caption “Guarantors”

By: /s/ Richard H. Verheij
Name: Richard H. Verheij
Title: Secretary

[Signature Page to Amendment No. 4]

CITIBANK, N.A., as Administrative Agent, Collateral Agent and Term L/C Issuing Bank

By: /s/ Allister Chan
Name: Allister Chan
Title: Vice President

[__________], as Lender
By:
Name:
Title: